Exhibit 99.2

American Rebel Holdings, Inc. (NASDAQ:AREB) Announces American Rebel Light Beer Sales Results - Rebel Light Outsells Every Beer at the 2026 NHRA Gatornationals by 40%, Underscoring Strong Alignment with NHRA Fans

American Rebel Light Official Beer Sponsor activation, the American Rebel Light Patriotic Beer Garden, live music on the American Rebel Stage, a high-energy Matt Hagan Total Wine pre-race event, and early on-track success from American Rebel-backed teams highlight growing momentum with consumers, retailers, venue operators, and distribution partners

NASHVILLE, TN / ACCESS Newswire / April 28, 2026 / American Rebel Beverages, a subsidiary of American Rebel Holdings, Inc. (NASDAQ:AREB), today announced that American Rebel Light Beer delivered a breakout performance at the 57th Annual AMALIE Motor Oil NHRA Gatornationals in Gainesville, Florida, where American Rebel Light Beer outsold every other beer offered at the track by 40%, outperformed a top national brand by 600%, and exceeded that brand’s light beer version by 150%.

American Rebel - America’s Patriotic Beer didn’t just show up to the 2026 Amalie Motor Oil NHRA Gatornationals. It took over.

For American Rebel, the weekend was about more than strong sales. Management believes the Gatornationals provided compelling real-world proof that NHRA fans and American Rebel Light Beer are a natural fit. In one of the most patriotic, high-energy, tradition-rich environments in motorsports, fans responded to the brand’s message, taste profile, and full-event activation in a way that translated into visible engagement and measurable sell-through. American Rebel Light is America’s Patriotic Beer, brewed for Americans who love their country and a great-tasting premium light lager.

“NHRA is where our people are,” said Andy Ross, Chairman and Chief Executive Officer of American Rebel Holdings, Inc. “These are fans who love speed, freedom, competition, country, and the full race-day experience. Gainesville showed exactly why American Rebel Light belongs in that environment. Fans didn’t just try the beer - they came back for it, they carried it through the Midway and the grandstands, and they made it clear that America’s Patriotic Beer resonates with this audience.”

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ONLY BEER WE'RE DRINKIN' ROUND' HERE

AMERICAN
REBEL
EST light 1776
America's Patriotic
GOD FEARING
CONSTITUTION LOVING
NATIONAL ANTHEM SINGING
STAND YOUR GROUND BEER
BORN IN THE USA
AMERICAN
REBEL
EST light 1776
America's Patriotic
GOD FEARING, CONSTITUTION LOVING
NATIONAL ANTHEM SINGING
STAND YOUR GROUND BEER
BORN IN THE USA
AMERICAN
REBEL
EST light 1776
America's Patriotic
GOD FEARING, CONSTITUTION LOVING
NATIONAL ANTHEM SINGING
STAND YOUR GROUND BEER

As the Official Beer Sponsor of the Gatornationals, American Rebel Light built one of the weekend’s most visible brand platforms. The American Rebel Light Patriotic Beer Garden anchored the Midway and became a central gathering place for fans throughout race weekend. The American Rebel Stage kept energy high with live music between nitro sessions, including a performance by Ross, extending the brand from beverage choice to full fan experience. From first-round qualifying through final eliminations, American Rebel Light was positioned not simply as a sponsorship asset, but as part of the atmosphere and identity of the event itself.

That alignment was reinforced operationally by Tri-Eagle Sales, American Rebel’s distributor partner across North and North Central Florida, which supported on-site execution, cold-box placement, product delivery, and event-level logistics throughout the weekend. The result was a highly visible, high-velocity activation that showcased the brand’s ability to perform in a competitive, high-volume live-event environment.

The Numbers Don’t Lie: Fan Demand For American Rebel Light Beer Was Overwhelming

“We were incredibly excited by American Rebel’s outstanding performance at the Gatornationals,” said Dylan Witt, District Manager - Southeast, Sodexo Live! Sports Division. “Their team was attentive, responsive, and extremely supportive in helping us execute this event...and I found a new Beer! The brand (American Rebel Light) truly resonated with consumers, and the sales results exceeded all expectations. This success has energized our team, and we are actively exploring additional opportunities to support American Rebel across other venues we manage throughout the Southeast. We see great potential for growth and look forward to expanding our partnership.”

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The momentum extended well beyond the track. On the Thursday before race weekend, American Rebel hosted a high-energy meet-and-greet and sampling event with four-time NHRA Funny Car World Champion Matt Hagan at Total Wine & More in Gainesville. Fans lined up well before Hagan arrived, stretching through the lobby and out the door. The event sold more than 50 twelve-packs in a single activation, making it one of the strongest chain-level sampling events in the brand’s history and providing another clear signal that trial is converting into purchase.

“We knew the event would be strong, but the turnout blew us away,” said Todd Porter, President of American Rebel Beverages. “What we saw in Gainesville - both at retail and at the track - is exactly what we want our distribution partners, retail accounts, and venue operators to see: when consumers taste Rebel Light and experience the brand in the right setting, they buy it. That kind of trial-to-purchase conversion matters, and it gives us confidence as we continue to expand in Florida and other key markets.”

“Florida is a cornerstone state for American Rebel Light Beer in 2026, and partnering with Tri-Eagle Sales is a game-changer,” said Ross. “Tri-Eagle’s market relationships, logistics strength, and disciplined execution will help us turn growing retailer demand into real retail velocity.”

American Rebel believes the Gatornationals weekend also demonstrates a broader commercial point for wholesalers, retailers, and on-premise partners: American Rebel Light is built for high-engagement occasions. The brand’s patriotic positioning, approachable taste profile, race-day energy, and integrated activation model created a powerful combination that drove both traffic and sales. For on-premise operators and venue partners, the weekend showed the brand’s ability to hold its own in a crowded, competitive environment. For off-premise retailers, the Total Wine event showed the power of sampling, athlete association, and merchandising to convert interest into immediate sell-through. For distributors, the event offered a scalable playbook that combines sponsorship, field execution, consumer trial, and retail follow-through.

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America’s Beer. America’s Race. America’s Fans.

At 110 calories, 4g of carbs, 4.2% ABV, and zero corn, rice, or shortcuts, American Rebel Light is built for the NHRA and American Rebel fans who showed up in Gainesville and chose it overwhelmingly over every other option. The 2026 Gatornationals proved that when you put America’s Patriotic Beer in front of the right crowd, they don’t just try it - they come back for more.

America’s Patriotic, God-Fearing, Constitution-Loving, National Anthem-Singing, Stand-Your-Ground Beer

American Rebel Racing’s 2026 NHRA presence also helped put the brand front-and-center with one of motorsports’ most loyal fan bases. At the season-opening Gatornationals, both Matt Hagan in Funny Car and Leah Pruett in Top Fuel opened eliminations with first-round victories, while John Hall rode the American Rebel Light Pro Stock Motorcycle all the way to the final round. Management believes that opening-race performance reinforced the energy around the American Rebel brand at the track and extended the weekend’s momentum beyond beer sales alone.

That momentum has continued through the early part of the 2026 NHRA season. Hagan followed Gainesville by winning the historic 1,000th Funny Car race in NHRA history at the Lucas Oil NHRA Winternationals in Pomona. Pruett reached the final round in Phoenix in just her second race back in Top Fuel competition, and unofficial NHRA points following the fourth event of the season listed Hagan second in Funny Car, Pruett third in Top Fuel, and Hall third in Pro Stock Motorcycle. The Company’s driver lineup at Gainesville included Leah Pruett in Top Fuel, Matt Hagan in Funny Car, and John Hall in Pro Stock Motorcycle, giving American Rebel Light Beer meaningful on-track exposure across multiple premier NHRA classes at the very start of the season.

“We’re proud of what the NHRA Gatornationals weekend represented in beer sales at the track,” Porter added. “This was not just a sponsorship. It was a brand statement. Our American Rebel Beer Garden, our race-team relationships, our music, our retail event, and our distributor execution all came together to create an unforgettable fan experience. That matters to consumers, and it matters to the accounts and partners who want brands that can create energy, sell product, and build repeat business with American Rebel Light Beer.”

American Rebel Light is positioned as a premium domestic light lager crafted for consumers who want a crisp, easy-drinking beer with a cleaner ingredient story and a bold brand identity. With approximately 110 calories, 4 grams of carbohydrates, and 4.2% ABV per 12-ounce serving, American Rebel Light is brewed with a 100% all-malt recipe and without the corn, rice, or added sweetener shortcuts often associated with mass-market light beer. Brewed in La Crosse, Wisconsin by City Brewing Company, with recipe development in partnership with the AlcSource beverage innovation team, the product is built for consistency, scale, and broad consumer appeal.

Since launch, American Rebel Light has continued to expand under a Distributor-First growth strategy, securing distribution agreements across 18 states and building placements in both on-premise and off-premise accounts. Management believes the Gatornationals performance provides a strong proof point for future growth discussions with chain buyers, independent retailers, venue operators, and distributors seeking brands that can generate authentic consumer connection and visible market momentum.

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“Gainesville was another milestone weekend for American Rebel Light,” Ross said. “For retail investors, it showed consumer demand. For retailers and establishments, it showed velocity. For wholesalers and venue partners, it showed execution. And for American Rebel Light Beer, it reinforced something we believe strongly: when America’s Patriotic Beer is placed in front of the right crowd, it wins.”

PUT A CAN IN YOUR HAND: A BETTER-FOR-YOU PREMIUM LIGHT LAGER BUILT TO WIN

American Rebel Light Beer is America’s Patriotic Beer-crafted for beer drinkers who want a crisp, clean, easy-drinking domestic light lager with a “better-for-you” profile, aligned with a brand that celebrates freedom and the American spirit. It’s the only BEER we’re DRINKIN’ ROUND HERE.

American Rebel Light Beer is positioned as a premium domestic light lager brewed for taste, quality, and consistency at scale-highlighting:

●	110 calories per 12 oz
●	4g carbs per 12 oz
●	4.2% ABV
●	100% all-malt recipe with no adjuncts / corn syrups / rice extracts
●	Cold, extended fermentation for crisp taste and “brilliant” clarity
●	Brewed in La Crosse, Wisconsin by City Brewing Company with recipe development in partnership with the AlcSource beverage innovation team

About American Rebel Light Beer

Brewed for patriots who love their country, American Rebel Light Beer is a premium domestic light lager-crisp, clean, all-natural, and bold-crafted for beer drinkers who want full-flavor refreshment with a lighter feel. With approximately 100 calories, 3.2g of carbohydrates, and 4.3% ABV per 12 oz serving, American Rebel Light is brewed without corn, rice, or added sweeteners that are common in many mass-produced light beers. Since its launch in April 2024, American Rebel Light Beer has rolled out in 18 states and continues to expand nationwide as America’s Patriotic, “healthy-for-you” light beer brewed for patriots who love this country. Anchored by its signature brand statement “America’s Patriotic, God-Fearing, Constitution-Loving, National Anthem-Singing, Stand-Your-Ground Beer,” it celebrates freedom, Life, Liberty, and the pursuit of the American Dream, inspiring consumers to Stand Tall, Stand Proud, Be Loud.

Headquartered in Nashville, Tennessee, American Rebel Light Beer is proudly served in leading honky-tonk establishments up and down Lower Broadway, bringing patriotic refreshment to the heart of Music City. The brand pursues a Distributor-First growth strategy, prioritizing strong partnerships with leading wholesalers to rapidly expand retail and on-premise availability, accelerate placements in chains and key accounts, and build nationwide momentum through consistent execution and consumer access.

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Since its launch in September 2024, American Rebel Light Beer has executed distribution agreements with top-tier partners in Tennessee, Connecticut, Kansas, Kentucky, Ohio, Iowa, Missouri, North Carolina, Florida, Indiana, Virginia, Mississippi, Minnesota, Arkansas, Pennsylvania, Massachusetts, West Virginia and most recently Alabama.

For more information, visit www.americanrebelbeer.com.

Retail and Distribution Inquiries

Todd Porter

President, American Rebel Beverages

tporter@americanrebelbeer.com

About American Rebel Holdings, Inc. (NASDAQ:AREB)

American Rebel Holdings, Inc. is a diversified patriotic lifestyle company headquartered in Nashville, Tennessee. Originally known for its branded safes and personal security products, the Company has expanded into the beverage, apparel, and accessories markets. Through American Rebel Beverages, the Company markets American Rebel Light Beer, a premium domestic light lager that continues to gain recognition as America’s Patriotic Beer. American Rebel Holdings leverages its patriotic brand identity, consumer lifestyle positioning, and growing distribution network to build a scalable national platform across multiple consumer categories.

For more information, visit www.americanrebel.com and www.americanrebelbeer.com.

Watch the American Rebel Story as told by our CEO Andy Ross: THE AMERICAN REBEL STORY

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements regarding the Company’s expectations, beliefs, plans, intentions, strategies, prospects, and anticipated results of operations, including statements concerning: the significance of the Company’s sales performance and fan engagement at the 2026 AMALIE Motor Oil NHRA Gatornationals; the degree to which the Company’s historical performance at that event may translate into future consumer demand, reorder activity, sales velocity, repeat purchases, or sustained account performance; the expected benefits of the Company’s sponsorships, race-team affiliations, venue partnerships, sampling programs, retailer activations, music programming, and branded fan experiences; the anticipated marketing, consumer-engagement, retail, distribution, and commercial benefits associated with the competitive performance, race results, season-long momentum, points standings, and public visibility of American Rebel-sponsored drivers and teams, including Matt Hagan, Leah Pruett, Tony Stewart, and John Hall; the Company’s ability to convert event-level exposure, athlete endorsements, retailer interest, and distributor support into long-term placements, expanded authorizations, new venue opportunities, additional state coverage, increased depletions, and profitable growth; the Company’s expectations regarding its Distributor-First growth strategy; the Company’s ability to secure, maintain, and expand relationships with wholesalers, retailers, chains, venue operators, and other channel partners; the anticipated commercial impact of the Company’s marketing, brand-awareness, and experiential activation efforts; the scalability of the Company’s activation model in other markets and motorsports or live-event environments; and the Company’s future business, operating, financial, and market performance.

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Statements that are not historical facts are forward-looking statements. Words such as “believes,” “expects,” “intends,” “plans,” “may,” “will,” “could,” “should,” “seeks,” “targets,” “projects,” “anticipates,” “estimates,” “opportunity,” “potential,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements are based on current expectations, estimates, assumptions, and projections that are inherently subject to change and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control.

Actual results may differ materially from those indicated by forward-looking statements due to a variety of factors, including, without limitation: the risk that historical event-specific sales results, including the Company’s performance at the Gatornationals and at the Gainesville Total Wine & More activation, may not be replicated in future events, retail accounts, venue settings, or geographic markets; the risk that consumer trial may not translate into repeat purchases, sustained sell-through, depletions, or reorder patterns; the risk that discussions, expressions of interest, or exploratory conversations with venue operators, chains, retailers, wholesalers, or distribution partners may not result in executed agreements, expanded authorizations, purchase orders, or lasting placements; the risk that race results, season-opening momentum, points standings, athlete visibility, or fan response may not translate into future consumer demand, lasting brand awareness, retailer adoption, reorders, or increased sales; the ability of the Company’s distributors, wholesalers, retailers, venue operators, and promotional partners to execute merchandising, cold-box placement, product delivery, sampling, signage, and other sales-building activities in the manner anticipated; the Company’s ability to maintain sufficient production capacity, inventory availability, packaging supply, product freshness, and logistics support to meet demand; disruptions in manufacturing, supply chain, freight, glass, cans, cartons, ingredients, or co-packing; the Company’s dependence on third parties for brewing, packaging, logistics, event execution, and retail activation; competitive pressures in the beer and broader beverage categories, including competition from established domestic light beer brands, craft brands, flavored malt beverages, spirits-based ready-to-drink products, and non-alcohol alternatives; changes in consumer preferences, purchasing behavior, or price sensitivity; inflationary pressures and adverse macroeconomic conditions; seasonality, weather, travel patterns, and live-event attendance fluctuations; the Company’s ability to obtain and maintain federal, state, and local licenses, permits, label approvals, and other regulatory authorizations; changes in laws and regulations applicable to alcoholic beverages, including distribution restrictions, franchise laws, tied-house rules, sampling rules, retailer policies, marketing limitations, and excise taxes; reputational risks and the Company’s ability to maintain brand perception and consumer goodwill; the availability and participation of spokespersons, athletes, teams, event organizers, broadcasters, venue partners, and retailers in future promotions or activations; the performance and continued visibility of sponsored race teams and athletes; the Company’s ability to effectively deploy marketing capital and realize acceptable returns on sponsorships and experiential programs; the Company’s ability to manage working capital, service obligations, and access additional financing or capital when needed; the risk of dilution from future equity issuances or other financings; volatility in the trading price of the Company’s common stock; the Company’s ability to maintain compliance with Nasdaq continued listing requirements; and the other risks and uncertainties described from time to time in the Company’s filings with the U.S. Securities and Exchange Commission, including under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

Readers are cautioned not to place undue reliance on forward-looking statements. Historical results discussed in this press release, including event-specific sales comparisons, sampling outcomes, race results, and points standings, should not be regarded as necessarily indicative of future results, future market acceptance, or future performance in any other account, venue, territory, or race event. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Investor Contact

American Rebel Holdings, Inc.

ir@americanrebel.com

SOURCE: American Rebel Holdings

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